                                                                 EXHIBIT 10.17.2

                          ELEVENTH AMENDMENT AND WAIVER
                          -----------------------------

          ELEVENTH AMENDMENT AND WAIVER dated as of August 9, 2001 (the "Eleventh Amendment") with respect to the Revolving Credit and Term Loan Agreement dated as of April 26, 1999 (as amended, the "Credit Agreement") by and among Chart House Enterprises, Inc. (the "Parent"), Chart House, Inc. (the "Borrower"), the lending institutions from time to time party thereto (collectively, the "Banks") and Fleet National Bank (formerly known as BankBoston, N.A.), as Agent (the "Agent").

                                   WITNESSETH
                                   ----------

          WHEREAS, pursuant to the Credit Agreement, the Banks have made Loans and other Financial accommodations to the Borrower which remain outstanding;

          WHEREAS, certain Events of Default have occurred and are continuing;
and

          WHEREAS, the Borrower has requested that the Agent and the Banks, and the Agent and the Banks are willing to, waive the Specified Events of Default (as defined below) and amend the Credit Agreement, but only on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

          Section 1.1. Defined Terms. Unless otherwise defined herein,
                       -------------
capitalized terms used herein have the meanings assigned in the Credit Agreement (as amended by this Eleventh Amendment) and the following terms shall have the following meanings:

          "Amendment Fee": shall have the meaning ascribed thereto in Section 7.2(b).

          "Business Plan": shall have the meaning ascribed thereto in Section
     4.3.

          "Collateral Certificate": means a Collateral Certificate, in the form attached hereto as Exhibit A.

          "Effective Date": shall have the meaning ascribed thereto in Article
     V.

          "Financial Advisor": shall have the meaning set forth in Section 4.2.

          "PWC": shall mean PricewaterhouseCoopers LLP.

          "PWC Engagement Letter": shall mean that certain engagement letter dated as of July 26, 2001 between the Borrower and PWC.

          "Specified Events of Default": Events of Default arising under Section 15.1(c) of the Credit Agreement as a result of the Borrower's failure to satisfy the covenants contained in Sections 12.3 and 12.7 of the Credit Agreement, in each case, with respect to the period ended June 25, 2001.

                  "Type A Capital Event": means any issuance or sale of equity securities of junior debt securities or instruments, on terms and conditions satisfactory to the Agent and the Required Banks, that shall result in a payment in cash to the Banks in an amount of not less than $1,000,000.


                                   ARTICLE II
                                     WAIVER

          Section 2.1. Waiver. Subject to compliance with the terms and conditions set forth in this Eleventh Amendment, the Agent and the Banks hereby agree to waive the Specified Events of Default.


                                   ARTICLE III
                         AMENDMENTS TO CREDIT AGREEMENT

          Section 3.1. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by (a)(i) deleting the word "and" immediately before clause (i) in the definition of "Consolidated EBITDA" and
(ii) inserting immediately before the word "minus" in said definition the phrase "(j) an amount equal to $700,000 relating to an insurance adjustment recorded by the Borrower in the second quarter of 2001 and (k) fees accrued but not paid to Equity Group Investments, LLC pursuant to that certain Letter Agreement dated as of November 2, 1998 between Equity Group Investments, LLC and the Parent";

               (b) deleting the definition of "Interest Payment Date" and inserting in lieu thereof the following:

          "Interest Payment Date. (i) As to any Base Rate Loan, the last day of
           ---------------------
          the calendar month with respect to interest accrued during such calendar month; and (ii) as to any Eurodollar Rate Loan, the last day of the Interest Period; and

               (c) deleting the phrase "1.2, 3, or 6 Months" in the definition of "Interest Period" and inserting in lieu thereof the phrase "1 month".

          Section 3.2. Amendment to Section 11.16 (Subordinated Debt). Section
11.16 of the Credit Agreement is hereby amended by deleting the proviso in
Section 11.16.

          Section 3.3. Amendment to Section 12.1 (Leverage). Section 12.1 of the Credit Agreement is hereby amended by deleting from the chart therein the rows beginning with the dates June 26, 2001, September 25, 2001, January 1, 2002 and April 2, 2002 and inserting in lieu thereof the following:

          "June 26, 200l through September 24, 200l           4.50:1.00
          September 25, 200l through December 31, 2001        4.00:1.00
          January 1, 2002 through April 1, 2002               4.30:1.00
          April 2, 2002 through July 1, 2002                  3.60:1.00".

          Section 3.4. Amendment to Section 12.3 (Debt Service). Section 12.3 of the Credit Agreement is hereby amended by deleting from the chart therein the rows beginning with the dates December 25, 2000, September 25, 2001 and January 1, 2002 and inserting in lieu thereof the following:

          "June 26, 200l through September 24, 2001           .75:1.00
          September 25, 200l through December 31, 2001        .90:1.00

          January 1, 2002 through April 1, 2002              .80:1.00
          April 2, 2002 through July 1, 2002                 1.00:1.00".

          Section 3.5. Amendment to Section 12.6 (Adjusted Leverage Ratio).
Section 12.6 of the Credit Agreement is hereby amended by deleting from the chart therein the rows beginning with the dates June 26,2001 and January 1, 200l and inserting in lieu thereof the following:

          "June 26, 2001 through September 24, 2001          6.50:l.00
          September 25, 2001 through December 31, 2001       6.25:1.00
          January 1, 2002 through April 1, 2002              6.50:1.00
          April 2, 2002 through July 1, 2002                 6.00:1.00".

          Section 3.6. Amendment to Section 12.7 (Minimum EBITDA). Section 12.7 of the Credit Agreement is hereby amended by from the chart therein the rows beginning with the dates June 26, 2001, September 25, 2001, January 1, 2002 and April 2, 2002 and inserting in lieu thereof the following:

          "June 26, 2001 through September 24, 2001          $1,800,000
          September 25, 2001 through December 31, 2001       $1,800,000
          January 1, 2002 through April 1, 2002              $1,700,000
          April 2, 2002 through July 1, 2002                 $2,800,000".


                                   ARTICLE IV
                                   AGREEMENTS

          Section 4.1. Capital Event. On or before September 28, 2001, or such earlier date identified in the Business Plan (as defied hereinafter) as the date by which the Borrower requires additional liquidity, the Borrower shall consummate the Type A Capital Event; it being understood that the failure to consummate the Type A Capital Event required pursuant to this Section 4.1 shall, without the necessity of any further action by any party, constitute an Event of Default. Notwithstanding anything to the contrary set forth in the Credit Agreement, the net cash proceeds from the Type A Capital Event shall he applied to prepay Revolving Credit Loans, but shall not reduce the Revolving Credit Commitments.

          Section 4.2. Financial Advisor. The Borrower shall continue the retention of PWC or another financial advisor reasonable acceptably to the Agent and the Required Banks (the "Financial Advisor"). Upon request, the Agent and the Banks shall be provided with reasonable access to the Financial Advisor and copies of all information provided to the Financial Advisor. To the extent that information provided by the Financial Advisor to the Agent and the Banks is confidential, the Agent and the Banks agree to keep such information confidential in the manner and to the extent set forth in Section 19.2 of the Credit Agreement.

          Section 4.3. Business Plan; Cash Flow Forecast. (a) Business Plan. On or before September 10, 2001, the Borrower shall deliver to the Agent and the Banks a detailed business plan (the "Business Plan") in form satisfactory to the Agent. To the extent the Business Plan evidences the need for any additional liquidity on the part of the Borrower, it shall identify the source(s) of such additional liquidity. The Business Plan shall include, on a monthly basis for the period beginning September 1, 2001 and ending December 31, 2002, (i) consolidated forecasts detailing cash flow and collateral levels, (ii) consolidated profit and loss statements and (iii) consolidated balance sheets. The Business Plan shall identify (x) all sources of revenue and expenses, including, without limitation, intended executive compensation and (y) the nature of all proposed Capital Expenditures.

               (b) On October 15, 2001, the Agent shall notify the Borrower in writing as to whether or not the then-current Business Plan is acceptable to the Agent and the Required Banks; provided, however, that the Agent shall have the option, prior to October 15, 2001, to notify the Borrower in writing that the then-current Business Plan is acceptable to the Agent and the Required Banks; it being understood that the failure of the then-current Business Plan to be acceptable to the Agent and the Required Banks pursuant to this Section 4.3(b) shall, without the necessity of any further action by any party, constitute an Event of Default. In determining whether the Business Plan is acceptable, the Agent and the Banks may consider, among other things, (i) the Borrower's then-current cash flow projection and, to the extent necessary, source(s) of additional liquidity, (ii) the necessity for the Borrower to consumate one or more capital events and (iii) based on, among other things, clauses (i) and (ii) hereof and revised projections as may be contained in the Business Plan, the necessity for further modification of one or more of the financial covenants contained in Section 12 of the Credit Agreement.

          Section 4.4. Agent's Advisors. The Borrower hereby agrees that, in the event that the Agent or its counsel decides to retain a financial advisor, the Borrower shall cooperate in all respects with any such financial advisor and shall pay or reimburse the Agent for all reasonable fees and out-of-pocket expenses incurred in connection therewith.

          Section 4.5. Cash Management. The Borrower shall maintain its cash management system at the Agent or otherwise pursuant to depositary agreements in form and substance satisfactory to the Agent.

          Section 4.6. Collateral. The Borrower shall deliver to the Agent a Co1lateral Certificate, fully executed by a responsible officer of the Borrower, on or before August 27, 200l. On or before September 30, 2001, in connection with the Agent's review of the Collateral, the Parent, the Borrower and the Subsidiary Guarantors shall execute such further instruments and documents as the Agent shall request.

          Section 4.7. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrower contained in this Article IV shall be deemed to be, and shall be, agreements under the Credit Agreement. Any breach on the part of the Borrower of any agreement contained in this Article IV shall constitute an Event of Default.


                                    ARTICLE V
                                 EFFECTIVE DATE

          This Eleventh Amendment shall become effective as of the date on which the Agent has received (a) counterparts to this Eleventh Amendment, duly executed and delivered by the Borrower, the Parent, the Subsidiary Guarantors, the Agent and the Required Banks, (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals, (c) payment in full in cash of the Amendment Fee and (d) an amendment to the PWC Engagement Letter, duly executed by the parties thereto, in form and substance satisfactory to the Agent and the Required Banks.


                                   ARTICLE VI
                                 INTERPRETATION

          Section 6.l. Continuing Effect of the Credit Agreement. The Borrower, the Agent and each Bank hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

          Section 6.2. No Waiver. Nothing contained in this Eleventh Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default, other than the Specified Events of Default, or of any rights, powers, privileges or remedies that the Agent or the Banks have or may have under the Credit Agreement, the Security Documents, any other related document or applicable law on account of such Default or Event of Default, except as expressly provided herein.


                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.l. Representations and Warranties. (a) The representations and warranties contained in Section 9 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Amendment and the other Loan Documents, changes which have been disclosed to the Agent and the Banks prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date.

               (b) Each of the Parent, the Borrower and each Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

          Section 7.2. Payment of Fees and Expenses. (a) The Borrower hereby agrees to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Eleventh Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this Section 7.2 and Section l8.1 of the Credit Agreement, the Borrower hereby agrees that the Agent shall be entitled, upon one Business Day's written notice to the Borrower, to debit any account of the Borrower to collect costs and expenses to which the Agent is entitled pursuant to this Section 7.2 and Section 18.1 of the Credit Agreement.

               (b) The Borrower shall, on or before the Effective Date, pay to the Agent, for the account of each Bank on a pro rata basis, an amendment fee in an amount equal to $100,000 (the "Amendment Fee").

          Section 7.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          Section 7.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

          Section 7.5. Reservation of Rights. Notwithstanding anything contained in this Eleventh Amendment, the Borrower, the Parent and the Subsidiary Guarantors acknowledge that the Agent and the Banks do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, the Security Documents, any other related document and applicable law on account of any Default or Event of Default, other than as expressly provided herein.

          Section 7.6. Confirmation of Indebtedness. The Borrower hereby confirms and acknowledges that, as of the Effective Date, (i) the Borrower is truly and justly indebted to the Banks, without defense, counterclaim or offset of any kind and (ii) the Borrower is liable to the Banks in respect of Loans and Letters of Credit in the aggregate principal amount of $27,737,500.

          Section 7.7. Waiver. The Parent, the Borrower and the Subsidiary Guarantors hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Eleventh Amendment or in the future against the Agent, the Banks and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Bank Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Eleventh Amendment, arising out of, based upon, or in any manner connected with (a) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, the Security Documents, any other related document and/or the administration thereof or the obligations created thereby; (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, the Security Documents, any other related document and/or the administration thereof or the obligations created thereby, or (c) any matter related to the foregoing; provided, however, that the provisions of this Section
7.7 shall not apply to any such matters of which the Borrower, the Parent and the Subsidiary Guarantors are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Bank Group.

          IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                                CHART HOUSE, INC.


                                                By: /s/ Kenneth R. Posner
                                                   -------------------------
                                                   Title: President

                                        FLEET NATIONAL BANK (f/k/a BankBoston,
                                        N.A.), as Agent and a Lender


                                        By: /s/ Corinne Barrett
                                          ------------------------------------
                                           Title:  Sr. Vice President


                                        BNP PARIBAS, as a Lender


                                        By:___________________________________
                                           Title:


                                        By:___________________________________
                                           Title:


                                        ING (U.S.) CAPITAL LLC, as a Lender


                                        By:___________________________________
                                           Title:

                                        FLEET NATIONAL BANK (f/k/a BankBoston,
                                        N.A.), as Agent and a Lender


                                        By:____________________________________
                                           Title


                                        BNP PARIBAS, as a Lender


                                        By: /s/ PJ de Filippis
                                           ------------------------------------
                                           Title:    PJ de FILIPPIS
                                                   Managing Director


                                        By: /s/ Joseph D. Catarina
                                           ------------------------------------
                                           Title:  Joseph D. Catarina
                                                     Vice President
                                                    Merchant Banking

                                        ING (U.S.) CAPITAL LLC, as a Lender


                                        By:____________________________________
                                           Title:

                                        FLEET NATIONAL BANK (f/k/a BankBoston,
                                        N.A.), as Agent and a Lender


                                        By:____________________________________
                                           Title:


                                        BNP PARIBAS, as a Lender


                                        By:____________________________________
                                           Title:


                                        By:____________________________________
                                           Title:


                                        ING (U.S.) CAPITAL LLC, as a Lender

                                        By: /s/ Gil Kirkpatrick
                                           ------------------------------------
                                           Title:  Vice President

                                        ACKNOWLEDGED AND AGREED:


                                        CHART HOUSE ENTERPRISES, INC.
                                        as Parent


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President


                                        CHART HOUSE ENTERPRISES OF IDAHO,
                                        INC., as a Subsidiary Guarantor


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President


                                        CHART HOUSE ENTERPRISES OF PUERTO,
                                        RICO INC., as a Subsidiary Guarantor


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President



                                        CHART HOUSE OF ANNAPOLIS, INC., as a
                                        Subsidiary Guarantor


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President


                                        CHART HOUSE OF MARYLAND, INC., as a
                                        Subsidiary Guarantor


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President


                                        CHART HOUSE ACQUISITION, INC., as a
                                        Subsidiary Guarantor


                                        By: /s/ Kenneth R. Posner
                                           ------------------------------
                                           Title: President

                                    BIG WAVE, INC., as a Subsidiary Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President


                                    CORK 'N CLEAVER, INC., as a Subsidiary
                                    Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President


                                    ANALOS COMPANY, as a Subsidiary Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President


                                    WEST 52nd STREET, INC., as a Subsidiary
                                    Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President


                                    CHART HOUSE ACQUISITION OF NEVADA,
                                    INC., as a Subsidiary Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President


                                    CHART HOUSE ACQUISITION OF
                                    MARYLAND, INC., as a Subsidiary Guarantor


                                    By: /s/ Kenneth R. Posner
                                        --------------------------------------
                                        Title: President

                                                                       EXHIBIT A


                             COLLATERAL CERTIFICATE

                                [TO BE PROVIDED]